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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                                       DEAN WITTER, DISCOVER & CO.
                                       (To be renamed MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.)
                                          (Exact name of registrant as specified in its charter)
                         DELAWARE                                                                         36-3145972
         (State of incorporation or organization)                                             (IRS Employer Identification No.)

        Two World Trade Center, New York, New York                                                          10048
         (Address of principal executive offices)                                                         (Zip Code)

If this Form relates to the registration of a class of debt       If this Form relates to the registration of a class of
securities and is effective upon filing pursuant to General       debt securities and is to become effective
Instruction A(c)(1) please check the following box. [ ]           simultaneously with the effectiveness of a
                                                                  concurrent registration statement under the
                                                                  Securities Act of 1933 pursuant to General
                                                                  Instruction A(c)(2) please check the following box.
                                                                  [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

                   Title of each class                                   Name of each exchange on which
                   to be so registered                                   each class is to be registered
6 1/2% Performance Equity-linked Redemption Quarterly-                    THE AMERICAN STOCK EXCHANGE
pay Securities Due July 1, 1997

6% Performance Equity-linked Redemption Quarterly-                        THE AMERICAN STOCK EXCHANGE
pay Securities Due October 1, 1997

7% Performance Equity-linked Redemption Quarterly-                        THE AMERICAN STOCK EXCHANGE
pay Securities Due November 15, 1997

6% Performance Equity-linked Redemption Quarterly-                        THE AMERICAN STOCK EXCHANGE
pay Securities Due February 16, 1999

Protected Exchangeable EQuity-linked Securities Due                       THE AMERICAN STOCK EXCHANGE
May 1, 2001

Nikkei 225 Index Call Warrants Expiring August 15,                        THE AMERICAN STOCK EXCHANGE
1997

AMEX Hong Kong 30 Index Call Warrants Expiring                            THE AMERICAN STOCK EXCHANGE
October 3, 1997




Securities to be registered pursuant to Section 12(g) of the Act:
                                   None

                             (Title of Class)

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Item 1. Description of the Registrant's Securities to be Registered.

               The titles of the classes of securities to be registered hereunder are: "6 1/2% Performance Equity-linked Redemption Quarterly-pay Securities Due July 1, 1997" (the "1997 6 1/2% IGT PERQS"), "6% Performance Equity-linked Redemption Quarterly-pay Securities Due October 1, 1997" (the "1997 6% TELMEX PERQS"), "7% Performance Equity-linked Redemption Quarterly-pay Securities Due November 15, 1997" (the "1997 7% CISCO PERQS"), and "6% Performance Equity-linked Redemption Quarterly-pay Securities Due February 16, 1999" (the "1999 6% TELEBRAS PERQS") (collectively, the "PERQS"); "Protected Exchangeable EQuity-linked Securities Due May 1, 2001" (the "PEEQS"); and "Nikkei 225 Index Call Warrants Expiring August 15, 1997" (the "Nikkei Warrants") and "AMEX Hong Kong 30 Index Call Warrants Expiring October 3, 1997" (the "AMEX Warrants") (the Nikkei Warrants and the AMEX Warrants collectively hereinafter referred to as the "Warrants").

               Each of the PERQS and the PEEQS was issued under the Senior Indenture, dated as of April 15, 1989 (as supplemented, the "Senior Indenture"), between Morgan Stanley Group Inc. ("Morgan Stanley") and The Chase Manhattan Bank (formerly known as Chemical Bank and hereinafter referred to as "Chase"), as trustee, as supplemented by a First Supplemental Senior
Indenture, dated as of May 15, 1991, and a Second Supplemental Senior Indenture, dated as of April 15, 1996. The Nikkei Warrants were issued under the Warrant Agreement, dated as of August 21, 1995 (the "Nikkei Warrant Agreement"), among Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent. The AMEX Warrants were issued under the Warrant Agreement, dated as of October 10, 1995 (the "AMEX Warrant Agreement"), among Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent.

               It is expected that, effective May 31, 1997, Morgan Stanley will merge with and into Dean Witter, Discover & Co. ("Dean Witter Discover"). Dean Witter Discover will be the surviving corporation in such merger and will continue its corporate existence under Delaware law under the name "Morgan Stanley, Dean Witter, Discover & Co." In connection with such merger and immediately upon effectiveness thereof, Dean Witter Discover will assume all the obligations of Morgan Stanley under (i) the Senior Indenture pursuant to
(A) the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997 (the "Merger Agreement"), between Dean Witter Discover and Morgan Stanley (B) a Third Supplemental Senior Indenture to be entered into by Morgan Stanley, Dean Witter, Discover & Co. and Chase, as trustee, and (C) Section
259 of the Delaware General Corporation Law (the "DGCL") and (ii) the Nikkei Warrant Agreement and the AMEX Warrant Agreement pursuant to (A) the Merger Agreement and (B) Section 259 of the DGCL.

               A description of the 1997 6 1/2% IGT PERQS is set forth under the caption "Description of Debt Securities" in the prospectus included within the Registration Statement of Morgan Stanley on Form S-3 (Registration No. 33-52007) (the "1994 Registration Statement"), as supplemented by the information under the caption "Description of Securities" in Morgan Stanley's final prospectus supplement regarding the 1997 6 1/2% IGT PERQS, dated June 28, 1994 and filed pursuant to Rule 424(b) of the Securities Act, which contains the final terms and provisions of the 1997 6 1/2% IGT PERQS, which description is incorporated by reference herein.

               A description of the 1997 6% TELMEX PERQS is set forth under the caption "Description of Debt Securities" in the prospectus included within the 1994 Registration Statement, as supplemented by the information under the caption "Description of Securities" in Morgan Stanley's final prospectus supplement regarding the 1997 6% TELMEX PERQS, dated September 13, 1994 and filed pursuant to Rule 424(b) of the Securities Act, which contains the final terms and provisions of the 1997 6% TELMEX PERQS, which description is incorporated by reference herein.

               A description of the 1997 7% CISCO PERQS is set forth under the caption "Description of Debt Securities" in the prospectus included within the 1994 Registration Statement, as supplemented by the information under the caption "Description of Securities" in Morgan Stanley's final prospectus supplement regarding the 1997 7% CISCO PERQS, dated November 3, 1994 and filed pursuant to Rule 424(b) of the Securities Act, which contains the final terms and provisions of the 1997 7% CISCO PERQS, which description is incorporated by reference herein.

               A description of the 1999 6% TELEBRAS PERQS is set forth under the caption "Description of Debt Securities" in the prospectus included within the Registration Statement of Morgan Stanley on Form S-3 (Registration No. 33-57833), as supplemented by the information under the caption "Description of Securities" in Morgan Stanley's final prospectus supplement regarding the 1999 6% TELEBRAS PERQS, dated February 7, 1996 and filed pursuant to Rule 424(b) of the Securities Act, which contains the final terms and provisions of the 1999 6% TELEBRAS PERQS, which description is incorporated by reference herein.

               A description of the PEEQS is set forth under the caption "Description of Debt Securities" in the prospectus included within the Registration Statement of Morgan Stanley on Form S-3 (Registration No. 333-01655), as supplemented by the information under the caption "Description of Securities" in Morgan Stanley's final prospectus supplement regarding the PEEQS, dated May 14, 1996 and filed pursuant to Rule 424(b) of the Securities Act, which contains the final terms and provisions of the PEEQS, which description is incorporated by reference herein.

               A description of the Nikkei Warrants is set forth under the caption "Description of the Warrants" in the prospectus included within the Registration Statement of Morgan Stanley on Form S-3 (Registration No. 33-51413) (the "Warrant Registration Statement"), as supplemented by the information under the caption "Description of the Warrants" in Morgan Stanley's final prospectus supplement regarding the Nikkei Warrants, dated August 16, 1995 and filed pursuant to Rule 424(b) of the Securities Act, which contains the final terms and provisions of the Nikkei Warrants, which description is incorporated by reference herein.

               A description of the AMEX Warrants is set forth under the caption "Description of the Warrants" in the prospectus included within the Warrant Registration Statement, as supplemented by the information under the caption "Description of the Warrants" in Morgan Stanley's final prospectus supplement regarding the AMEX Warrants, dated October 4, 1995 and filed pursuant to Rule 424(b) of the Securities Act, which contains the final terms and provisions of the AMEX Warrants, which description is incorporated by reference herein.

     Item 2. Exhibits.

         The following documents are filed as exhibits hereto:

     4.1 Form of Note evidencing the 6 1/2% Performance
         Equity-linked Redemption Quarterly-pay Securities Due July 1, 1997, incorporated by reference to Exhibit 4.1 of the Registration Statement on Form 8-A, dated June 15, 1994 of Morgan Stanley.

     4.2 Form of Note evidencing the 6% Performance Equity-linked
         Redemption Quarterly-pay Securities Due October 1, 1997, incorporated by reference to Exhibit 4.1 of the Registration Statement on Form 8-A, dated September 7, 1994 of Morgan Stanley.

     4.3 Form of Certificated Note evidencing the 7% Performance
         Equity-linked Redemption Quarterly-pay Securities Due November 15, 1997, incorporated by reference to Exhibit 4.1 of the Registration Statement on Form 8-A, dated October 28, 1994 of Morgan Stanley.

     4.4 Form of Global Note evidencing the 7% Performance
         Equity-linked Redemption Quarterly-pay Securities Due November 15, 1997, incorporated by reference to Exhibit 4.2 of the Registration Statement on Form 8-A, dated October 28, 1994 of Morgan Stanley.

     4.5 Form of Certificated Note evidencing the 6% Performance
         Equity-linked Redemption Quarterly-pay Securities Due February 16, 1999, incorporated by reference to Exhibit 4.2 of the Registration Statement on Form 8-A, dated February 2, 1996 of Morgan Stanley.

     4.6 Form of Global Note evidencing the 6% Performance
         Equity-linked Redemption Quarterly-pay Securities Due February 16, 1999, incorporated by reference to Exhibit 4.3 of the Registration Statement on Form 8-A, dated February 2, 1996 of Morgan Stanley.

     4.7 Form of Certificated Note evidencing the Protected
         Exchangeable EQuity-linked Securities Due May 1, 2001, incorporated by reference to Exhibit 4.1 of the Registration Statement on Form 8-A, dated May 7, 1996 of Morgan Stanley.

     4.8 Form of Global Note evidencing the Protected Exchangeable EQuity-linked Securities Due May 1, 2001, incorporated by reference to Exhibit 4.2 of the Registration Statement on Form 8-A, dated May 7, 1996 of Morgan Stanley.

     4.9 Form of Warrant Certificate evidencing the Nikkei 225 Index
         Call Warrant Expiring August 15, 1997, incorporated by reference to Exhibit A of the Form of Nikkei Warrant Agreement, dated as of August 21, 1995, among Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent, included in
         Exhibit 4.1 of the Registration Statement on Form 8-A, dated August 11, 1995 of Morgan Stanley.

    4.10 Form of Global Warrant Certificate evidencing the Nikkei
         225 Index Call Warrant Expiring August 15, 1997, incorporated by reference to Exhibit A-1 of the Form of Nikkei Warrant Agreement, dated as of August 21, 1995, among Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent, included in Exhibit 4.1 of the Registration Statement on Form 8-A, dated August 11, 1995 of Morgan Stanley.

    4.11 Form of Warrant Certificate evidencing the AMEX Hong Kong
         30 Index Call Warrant Expiring October 3, 1997, incorporated by reference to Exhibit A of the form of Warrant Agreement, dated as of October 10, 1995, among Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent, included in Exhibit 4.1 of the Registration Statement on Form 8-A, dated October 2, 1995 of Morgan Stanley.

    4.12 Form of Global Warrant Certificate evidencing the AMEX
         Hong Kong 30 Index Call Warrant Expiring October 3, 1997, incorporated by reference to Exhibit A-1 of the form of Warrant Agreement, dated as of October 10, 1995, among Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent, included in Exhibit 4.1 of the Registration Statement on Form 8-A, dated October 2, 1995 of Morgan Stanley.

    4.13 Senior Indenture, dated as of April 15, 1989, between
         Morgan Stanley and Chase, as trustee, incorporated by reference to
         Exhibit 4.12 to Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended January 31, 1993.

    4.14 First Supplemental Senior Indenture, dated as of May 15,
         1991, between Morgan Stanley and Chase, as trustee, incorporated by reference to Exhibit 4.13 to Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended January 31, 1993.

   4.15  Second Supplemental Senior Indenture, dated as of April
         15, 1996, between Morgan Stanley and Chase, as trustee, incorporated by reference to Exhibit 4-b to Morgan Stanley's Current Report on Form 8-K, dated May 6, 1996.

   4.16  Form of Third Supplemental Senior Indenture, dated as of
         June 1, 1997, between Morgan Stanley, Dean Witter, Discover & Co. and Chase, as trustee.

   4.17  Warrant Agreement, dated as of August 21, 1995, among
         Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent, incorporated by reference to
         Exhibit 4.1 of the Registration Statement on Form 8-A, dated August 11, 1995 of Morgan Stanley.

   4.18  Warrant Agreement, dated as of October 10, 1995, among
         Morgan Stanley, Chase, as warrant agent, and Morgan Stanley & Co. Incorporated, as determination agent, incorporated by reference to
         Exhibit 4.1 of the Registration Statement on Form 8-A, dated October 2, 1995 of Morgan Stanley.

   4.19 Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between the Registrant and Morgan Stanley, incorporated by reference to Annex I of Amendment No.1 to the Registration Statement on Form S-4 dated April 11, 1997 (Registration No. 333-25003) of the Registrant.






                                          SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DEAN WITTER, DISCOVER & CO.
                                  (Registrant)


Date: May 27, 1997                By: /s/ Ronald T. Carman
                                     -------------------------
                                       Name: Ronald T. Carman
                                       Title: Senior Vice President



                               INDEX TO EXHIBITS


Exhibit No.                                                            Page No

4.16 Form of Third Supplemental Senior Indenture, dated as of June       A-1
1, 1997, between Morgan Stanley, Dean Witter, Discover &
Co. and Chase, as trustee.